--------------------------------------------------------------------------------


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2002



                          AQUACELL TECHNOLOGIES, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


                          Commission File No. 1-16165


                Delaware                                 33-0750453
        ------------------------           ------------------------------------
        (State of incorporation)	   (IRS Employer Identification Number)


         10410 Trademark Street
          Rancho Cucamonga, CA                             91730
----------------------------------------                 ----------
(Address of principal executive offices)	         (Zip Code)



                                (909) 987-0456
                    ---------------------------------------
                    (Telephone number, including area code)



--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

	(a)  	The acquisition of Water Science Technologies, Inc. on
 		March 19, 2002 was timely reported on Form 8-K on April 3, 2002.


	The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated April 3, 2002 and files such amended Item 7 with this report.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

	(a)	Financial Statements of Business Acquired.

		Balance Sheet of Water Science Technologies, Inc. at June 30, 2001 and the related statements of operations, stockholders' equity and cash flows for the fiscal years ended June 30, 2001 and 2000.

		See Index to Financial Statements.

	(b)	Pro Forma Financial Information.

		Unaudited pro forma consolidated balance sheet of AquaCell Technologies, Inc. as of December 31, 2001 and unaudited pro forma consolidated statement of operations for the year ended June 30, 2001 and the six months ended December 31, 2001.

		See Index to Financial Statements.

	(c)  	Exhibits filed with Form 8-K on April 3, 2002 are incorporated
		by reference.


	Pursuant to the requirements of the Securities Exchange Act of 1934 the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						AQUACELL TECHNOLOGIES, INC.


Date: May 30, 2002				By:  /s/ Gary S. Wolff
						--------------------------------
						     Gary S. Wolff
						     Chief Financial Officer

                         Index to Financial Statements

							                 Page
								         ----
FINANCIAL STATEMENTS OF WATER SCIENCE TECHNOLOGIES, INC.

Report of Wolinetz, Lafazan & Company, P.C.
	Independent Accountants						F - 1

Balance Sheet as of June 30, 2001					F - 2

Statements of Operations for the years ended
	June 30, 2001 and 2000						F - 3

Statements of Stockholders' Deficiency for the
	years ended June 30, 2001 and 2000				F - 4

Statements of Cash Flows for the years ended
	June 30, 2001 and 2000						F - 5

Notes to Financial Statements						F - 6


PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Financial Statements			F - 10

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2001	F - 11

Notes to Unaudited Pro Forma Consolidated Balance Sheet			F - 12

Unaudited Pro Forma Consolidated Statement of
	Operations for the year ended June 30, 2001			F - 13

Unaudited Pro Forma Consolidated Statement of
	Operations for the six months ended December 31, 2001		F - 14

                      REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Water Science Technologies, Inc.

We have audited the accompanying balance sheet of Water Science Technologies, Inc. as of June 30, 2001, and the related statements of operations, stockholders' deficiency, and cash flows for each of the two years in the period
ended June 30, 2001.   These financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Water Science Technologies, Inc. as of June 30, 2001, and the results of its operations and its cash flows for each of the two years in the period ended June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.



WOLINETZ, LAFAZAN & COMPANY, P.C.



Rockville Centre, New York
May 8, 2002

                        WATER SCIENCE TECHNOLOGIES, INC.
                                 BALANCE SHEET
                                 June 30, 2001

ASSETS

CURRENT ASSETS:
Cash and cash equivalents		 			$    16,000
Accounts receivable, net of allowance for doubtful 	 	     99,000
   accounts of $5,000
Inventories		       					     95,000
Prepaid expenses and other current assets			      3,000
                                                                ------------
	Total current assets		              		    213,000

PROPERTY AND EQUIPMENT, net		             	             11,000

DEPOSITS		                              	              8,000
                                                                ------------
								$   232,000
                                                                ------------
                                                                ------------

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
Accounts payable - trade		 			$  288,000
Payable to related party		      			    34,000
Accrued expenses					            26,000
Note payable - other		     				    22,000
Customer deposits		   				    14,000
                                                                ------------
	Total current liabilities				   384,000

COMMITMENTS

STOCKHOLDERS' DEFICIENCY:
Common stock, $1 par value; 100,000 shares		             2,000
   authorized 1,991 shares issued and outstanding
Additional paid-in capital					   313,000
Accumulated deficit						  (467,000)
                                                                ------------
	Total stockholders' deficiency				  (152,000)
                                                                ------------

                                                                ------------
								$  232,000
                                                                ------------
                                                                ------------


See notes to financial statements.

                        WATER SCIENCE TECHNOLOGIES, INC.
                            STATEMENTS OF OPERATIONS

						       For the Year Ended
							    June 30,
						--------------------------------
						     2001              2000
					        --------------    --------------
SALES - NET	 				$   1,153,000     $   1,332,000

COST OF SALES	          			      646,000 		792,000
					        --------------    --------------
GROSS PROFIT	                                      507,000 		540,000
					        --------------    --------------
EXPENSES:
Salaries and wages	                              224,000 		298,000
Selling, general and administrative	              259,000 		322,000
					        --------------    --------------
Total expenses	                                      483,000 		620,000
					        --------------    --------------
INCOME (LOSS) FROM OPERATIONS	                       24,000 		(80,000)

OTHER EXPENSE - Interest	                        5,000 		  7,000
					        --------------    --------------
NET INCOME (LOSS)	 			$      19,000 	  $     (87,000)
					        --------------    --------------
					        --------------    --------------








See notes to financial statements.

                        WATER SCIENCE TECHNOLOGIES, INC.
                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY
                   FOR THE YEARS ENDED JUNE 30, 2001 AND 2000


	 		                 Additional
                              Common       paid-in    Accumulated
                              stock        capital	deficit	       Total
                          ------------  ------------  ------------  ------------
BALANCE, July 1, 1999	  $     2,000 	$   313,000   $  (400,000)  $   (85,000)

Net loss	 	                                  (86,000)	(86,000)
                          ------------  ------------  ------------  ------------
BALANCE, June 30, 2000	        2,000 	    313,000 	 (486,000)     (171,000)

Net income	 		 		           19,000 	 19,000
                          ------------  ------------  ------------  ------------
BALANCE, June 30, 2001	  $     2,000   $   313,000   $  (467,000)  $  (152,000)
                          ------------  ------------  ------------  ------------
                          ------------  ------------  ------------  ------------











See notes to financial statements.

                        WATER SCIENCE TECHNOLOGIES, INC.
                            STATEMENTS OF CASH FLOWS

						       For the Year Ended
							    June 30,
						--------------------------------
						     2001              2000
					        --------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)		                $      19,000 	  $     (86,000)
Adjustments to reconcile net income (loss)
   to net cash (used in) provided by
   operating activities:
      Depreciation		                        8,000 		 10,000
      Decrease in allowance for doubtful accounts      (3,000)		 (7,000)
      Changes in operating assets and liabilities:
         Accounts receivable		              109,000 		 65,000
         Inventories		                       25,000 		(25,000)
         Receivable from stockholder		       11,000 		 (1,000)
         Prepaid expenses and other current assets    (42,000)		(10,000)
         Accounts payable - trade		      (77,000)		 54,000
         Accrued expenses		              (10,000)	        (13,000)
         Customer deposits		              (43,000)		 25,000
					        --------------    --------------
         Net cash (used in) provided
            by operating activities		       (3,000)		 12,000
					        --------------    --------------
CASH FLOWS FROM INVESTING ACTIVITIES -
   Purchase of property and equipment		       (1,000)		 (5,000)
					        --------------    --------------
CASH FLOWS FROM FINANCING ACTIVITIES -
   Principal payments on note payable to bank	       (2,000)		 (4,000)
					        --------------    --------------
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS       (6,000)		  3,000

CASH AND CASH EQUIVALENTS, beginning of year	       22,000 		 19,000
					        --------------    --------------
CASH AND CASH EQUIVALENTS, end of year		$      16,000 	  $      22,000
					        --------------    --------------
					        --------------    --------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
   INFORMATION -
   Cash paid for:
      Interest		                        $       5,000     $       7,000
					        --------------    --------------
					        --------------    --------------
      Income taxes		                $           - 	  $           -
					        --------------    --------------
					        --------------    --------------


See notes to financial statements.

                        WATER SCIENCE TECHNOLOGIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2001


NOTE A - DESCRIPTION OF BUSINESS

Water Science Technologies, Inc. (WST or the Company) manufactures and distributes a full line of water treatment and purification systems for sale in the United States and international markets.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(1)  Cash and Cash Equivalents:

     The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents.

(2)  Inventories:

     Inventories are carried at the lower of cost, determined using the FIFO (first-in, first-out) method or market.

(3)  Property and equipment:

     Property and equipment is stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from three to five years.

(4)  Customer deposits:

     The Company requires deposits on all large custom design projects. The deposits are a liability to the Company prior to shipping.

(5)  Revenue recognition:

     Revenues are recorded at the time of shipment of products or performance of services.

(6)  Use of estimates:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        WATER SCIENCE TECHNOLOGIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2001


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(7)  Income taxes:

     The Company accounts for income taxes using the asset and liability method described in SFAS No. 109, "Accounting For Income Taxes", the objective of which is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting and the tax bases of the Company's assets and liabilities and enacted tax rates expected to be in effect when such amounts are realized or settled. A valuation allowance related to deferred tax assets is recorded when it is more likely then not that some portion or all of the deferred tax assets will not be realized.

(8)  Fair value of financial instruments:

     The carrying amounts of the Company's cash and cash equivalents, accounts receivable, accounts payable and note payable approximate fair value because of the short maturity of these instruments.


NOTE C - INVENTORIES

Inventories consist of the following at June 30, 2001:

		Raw materials			   $   82,000
		Work in progress		        6,000
		Completed product		        7,000
                                                   -----------
						   $   95,000
                                                   -----------
                                                   -----------

NOTE D - PROPERTY AND EQUIPMENT

Property and equipment is summarized as follows at June 30, 2001:

		Equipment - office		   $   55,000
		Machinery and equipment		       46,000
                                                   -----------
		                                      101,000
		Less accumulated depreciation	       90,000
                                                   -----------
	                                           $   11,000
                                                   -----------
                                                   -----------

Depreciation expense amounted to $8,000 and $10,000 for the years ended June 30, 2001 and 2000, respectively.

                        WATER SCIENCE TECHNOLOGIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2001


NOTE E - PAYABLE TO RELATED PARTY

The Company has a noninterest-bearing payable to a vendor for the purchase of stationary and other supplies. The proprietor of this vendor is the father of the President of the Company. The payable balance is $34,000 at June 30, 2001.


NOTE F - NOTE PAYABLE - OTHER

Note payable - other represented indebtedness to a vendor. The note was payable in monthly installments of $3,000 with interest imputed at 7%. In March 2002 the note was paid in full (see Note I).


NOTE G - INCOME TAXES
At June 30, 2001, the Company had available federal net operating loss carryforwards to reduce future taxable income, if any, of approximately $239,000. The net operating loss carryforwards expire at various dates through 2021.

The Company had deferred tax assets of approximately $100,000 at June 30, 2001, resulting primarily from net operating loss carryforwards. The deferred tax assets have been fully offset by a valuation allowance resulting from the uncertainty surrounding the future realization of the net operating loss carryforwards.

Provision for income taxes consisted of the following:

						          Year Ended
							    June 30,
						   -------------------------
	                                               2001	     2000
                                                   -----------   -----------
		Current	                           $	3,000	 $	  -
		Deferred (benefit)		       (3,000)		  -
                                                   -----------   -----------
	                                           $	    -	 $	  -
                                                   -----------   -----------
                                                   -----------   -----------

Deferred tax benefit for the year ended June 30, 2001 resulted from the utilization of net operating loss carryforwards.

                        WATER SCIENCE TECHNOLOGIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2001


NOTE H - COMMITMENTS

The Company occupies office space in Arizona. As of June 30, 2001, future minimum commitments under an office lease is as follows:

		Year Ending
		  June 30,
              ---------------
                   2002			$     12,000
                                        ------------
                                        ------------

Rent expense amounted to $106,000 and $101,000 for the years ended June 30, 2001 and 2000, respectively.


NOTE I - SUBSEQUENT EVENTS

On March 19, 2002 AquaCell Technologies, Inc. ("AQA") acquired all of the issued and outstanding common stock of the Company. As consideration AQA issued an aggregate of 203,252 shares of its common stock, valued at $1,000,000, to the four stockholders of the Company. In addition, AQA issued to various creditors of the Company an aggregate of 55,337 shares of its common stock, valued at $190,000, as consideration for payment of certain accounts payable in the amount of $168,000 and note payable in the amount of $22,000.

The Company rents office space and manufacturing facilities on a month-to-month basis from AQA effective October, 2001. AQA holds the lease for these facilities under a five-year lease at a minimum annual rental of $45,000.

The Company entered into a five-year employment contract with its President. The agreement calls for a minimum annual salary of $100,000 to take effect July 1, 2002.

             Unaudited Pro Forma Consolidated Financial Statements


The unaudited pro forma consolidated balance sheet as of December 31, 2001 and the unaudited pro forma consolidated statements of operations for year needed June 30, 2001 and the six months ended December 31, 2001 include the consolidated accounts of AquaCell Technologies, Inc. (AQA) and Water Science Technologies, Inc. (WST). The unaudited pro forma consolidated financial statements have been prepared to illustrate the estimated effects of the acquisition of WST. The acquisition is accounted for under the purchase method of accounting. The unaudited pro forma consolidated financial statements were derived by adjusting the historical financial statements of AQA and WST for certain transactions pursuant to the acquisition described in the notes to the unaudited consolidated pro forma financial statements.

The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statement of operations for the six months ended December 31, 2001 were prepared as if the acquisition had occurred on July 1, 2001.

The unaudited consolidated statement of operations for the year ended June 30, 2001 was prepared as if the acquisition was effective from July 1, 2000.

The unaudited pro forma consolidated financial data does not purport to be indicative of the results which actually could have been obtained had such transactions been completed as of the assumed dates or which may be obtained in the future. The unaudited pro forma consolidated financial data should be read in conjunction with the financial statements of AQA and WST.

        AQUACELL TECHNOLOGIES, INC. AND WATER SCIENCE TECHNOLOGIES, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2001

		                                       AquaCell    Water Science
                                                    Technologies,  Technologies,
                                                         Inc.           Inc.             Pro Forma Adjustments        Consolidated
                                                    -------------  -------------  ----------------------------------  -------------

ASSETS
Current assets:
Cash	                                            $      7,000   $     14,000                                       $     21,000
Notes receivable, including
   accrued interest	                               1,329,000                                                         1,329,000
Accounts receivable, net	                          62,000         66,000                                            128,000
Inventories	                                          90,000 	 59,000                                            149,000
Prepaid expenses and other current assets	         293,000 	  2,000                     3) $     19,000        276,000
                                                    -------------  -------------                       -------------  -------------
        Total current assets	                       1,781,000        141,000 	                     19,000      1,903,000
Property and equipment, net	                          67,000         12,000                                             79,000
Other assets:
    Goodwill				                                          1) $  1,270,000                        1,270,000
    Investment in Corbett Water Technologies, Inc.       274,000                                                           274,000
    Patents, net	                                 132,000                                                           132,000
    Security deposits	                                  12,000          5,000                                             17,000
                                                    -------------  -------------     -------------     -------------  -------------
	                                            $  2,266,000   $    158,000      $  1,270,000      $     19,000   $  3,675,000
                                                    -------------  -------------     -------------     -------------  -------------
                                                    -------------  -------------     -------------     -------------  -------------
LIABILITIES
Current liabilities:
    Accounts payable                                $    322,000   $    347,000   2) $    168,000                     $    482,000
				                                                  3)       19,000
    Accrued expenses	                                 175,000 	 28,000 					   203,000
    Note payable - other			                         22,000   2)       22,000 		                 -
    Customer deposits	 		                                 11,000 	 	 		            11,000
                                                    -------------  -------------     -------------                    -------------
        Total current liabilities	                 497,000        408,000           209,000 		           696,000
                                                    -------------  -------------     -------------                    -------------
STOCKHOLDERS' EQUITY (DEFICIENCY):
    Common stock	                                   8,000          2,000   1)        2,000   1) $      1,000         10,000
						                                                    2)        1,000
    Additional paid-in capital	                      11,465,000        313,000   1)      313,000   3)      999,000     12,653,000
						                                                    2)      189,000
    Accumulated deficit	                              (9,330,000)      (565,000)	            1)      585,000     (9,310,000)
                                                    -------------  -------------     -------------     -------------  -------------
	                                               2,143,000       (250,000)          315,000         1,775,000      3,353,000
    Unamortized deferred compensation	                (374,000)		 		 		 	  (374,000)
                                                    -------------  -------------     -------------     -------------  -------------
	                                               1,769,000       (250,000)          315,000         1,775,000      2,979,000
                                                    -------------  -------------     -------------     -------------  -------------
	                                            $  2,266,000   $    158,000      $    524,000      $  1,775,000   $  3,675,000
                                                    -------------  -------------     -------------     -------------  -------------
                                                    -------------   -------------     -------------    -------------  -------------


See notes to unaudited pro forma consolidated balance sheet.

           Notes to Unaudited Pro Forma Consolidated Balance Sheet

1) Represents $1,000,000 value of 203,252 shares of common stock of AQA issued to stockholders of WST, the elimination of the equity accounts of WST and the recording of the resulting goodwill in consolidation.

2) Represents $190,000 value of 55,337 shares of common stock of AquaCell issued to vendors and a note holder of WST in settlement of debt.

3)  Represents elimination of intercompany account between AQA and WST.

        AQUACELL TECHNOLOGIES, INC. AND WATER SCIENCE TECHNOLOGIES, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                           YEAR ENDED JUNE 30, 2001


	                                                    AquaCell     Water Science
                                                         Technologies,   Technologies,
                                                              Inc.            Inc.	  Consolidated
                                                         -------------   -------------   --------------
Net revenues	                                         $    191,000    $  1,153,000 	 $   1,344,000
Cost of sales	                                               82,000 	      646,000          728,000
                                                         -------------   -------------   --------------
Gross profit	                                              109,000 	      507,000 	       616,000
                                                         -------------   -------------   --------------
Selling, general and administrative expenses:
     Salaries and wages	                                      602,000 	      224,000 	       826,000
     Legal, accounting and other
        professional expenses	                              521,000 	            - 	       521,000
     Other	                                              764,000 	      259,000 	     1,023,000
     Reduction of notes receivable
        carrying amount to fair value	                      365,000 	            - 	      365,0000
                                                         -------------   -------------   --------------
	                                                    2,252,000 	      483,000 	     2,735,000
                                                         -------------   -------------   --------------
Income (loss) from operations before other
    (expenses) income and extraordinary item	           (2,143,000)	       24,000 	    (2,119,000)
                                                         -------------   -------------   --------------
Other (expense) income:
     Amortization of debt discount	                     (695,000)			      (695,000)
     Interest expense	                                     (116,000)	       (5,000)	      (121,000)
     Interest income	                                       56,000 		                56,000
                                                         -------------   -------------   --------------
	                                                     (755,000)	       (5,000)	      (760,000)
                                                         -------------   -------------   --------------
Net income (loss) before extraordinary item	           (2,898,000)	       19,000 	    (2,879,000)
Extraordinary item	                                     (163,000)		              (163,000)
                                                         -------------   -------------   --------------
Net income (loss)	                                 $ (3,061,000)	 $     19,000 	 $  (3,042,000)
                                                         -------------   -------------   --------------
                                                         -------------   -------------   --------------
Net loss per common share - basic and diluted:
     Net loss before extraordinary item	 		 $      (0.46)	                 $       (0.43)
     Extraordinary item	                                        (0.02)		                 (0.02)
                                                         -------------   -------------   --------------
Net loss per common share	                         $      (0.48)		 	 $       (0.45)
                                                         -------------   -------------   --------------
                                                         -------------   -------------   --------------
Weighted average common shares
    outstanding - basic and diluted	                    6,339,000 		             6,698,000
                                                         -------------   -------------   --------------
                                                         -------------   -------------   --------------


        AQUACELL TECHNOLOGIES, INC. AND WATER SCIENCE TECHNOLOGIES, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      SIX MONTHS ENDED DECEMBER 31, 2001


	                                                    AquaCell     Water Science
                                                         Technologies,   Technologies,
                                                              Inc.            Inc.	  Consolidated
                                                         -------------   -------------   --------------
Net revenues	                                         $    156,000 	 $    355,000 	 $     511,000
Cost of sales	                                               63,000 	      258,000 	       321,000
                                                         -------------   -------------   --------------
Gross profit	                                               93,000 	      97,000 	       190,000
Selling, general and administrative expenses:
     Salaries and wages	                                      467,000 	      96,000 	       563,000
     Legal, accounting and other
        professional expenses	                              267,000 	           - 	       267,000
     Stock based compensation	                              450,000 		   - 	       450,000
     Other	                                              517,000 	      98,000 	       615,000
                                                         -------------   -------------   --------------
     	                                                    1,701,000 	      194,000 	     1,895,000
                                                         -------------   -------------   --------------
Loss from operations before other
    (expenses) income	                                   (1,608,000)	      (97,000)	    (1,705,000)
                                                         -------------   -------------   --------------
Other (expenses) income:
     Impairment loss on investment in
        Corbett Water Technologies, Inc.	           (1,226,000)		            (1,226,000)
     Interest expense			                                       (1,000)	        (1,000)
     Interest income	                                       75,000 		                75,000
     Other income	                                      100,000 		 	       100,000
                                                         -------------   -------------   --------------
	                                                   (1,051,000)         (1,000)	    (1,052,000)
                                                         -------------   -------------   --------------
Net loss	                                         $ (2,659,000)	 $    (98,000)	 $  (2,757,000)
                                                         -------------   -------------   --------------
                                                         -------------   -------------   --------------
Net loss per common share
    basic and diluted	                                 $      (0.33)			 $       (0.34)
                                                         -------------   -------------   --------------
                                                         -------------   -------------   --------------
Weighted average common shares
    outstanding - basic and diluted	                    7,947,000 		             8,206,000
                                                         -------------   -------------   --------------
                                                         -------------   -------------   --------------

